EXHIBIT 10.1 REGISTRATION RIGHTS AGREEMENT This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of March 31, 2025, by and among Lime Rock Resources IV-A, L.P., a Delaware limited partnership (“LRRA”), Lime Rock Resources IV-C, L.P., a Delaware limited partnership (“LRRC” and, collectively with LRRA, “Lime Rock” (unless the context otherwise requires that a reference to Lime Rock be interpreted to refer individually to either Lime Rock Party), and each individually, a “Lime Rock Party”)), Ring Energy, Inc., a Nevada corporation (the “Company”), and the Persons who become party to this Agreement from time to time upon the execution of a Joinder (as defined herein) in accordance with Section 2.09. RECITALS WHEREAS, the Company and Lime Rock entered into a Purchase and Sale Agreement, dated as of February 25, 2025 (the “Purchase Agreement”), under which, among other things, the Company will acquire certain assets from Lime Rock; WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Company will issue the Stock Consideration consisting of shares of its common stock, $0.001 par value per share (“Common Stock”), to Lime Rock; and WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Company has agreed to grant to the Holders (as defined herein) certain rights with respect to the registration of the Registrable Securities (as defined herein) on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows: ARTICLE I DEFINITIONS Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement, except that the terms set forth below are used herein as so defined: “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such Person. As used in this definition, the term “control” and its derivatives means, with respect to any Person, the possession, directly or indirectly, of more than 50% of the equity interests or the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Agreement” is defined in the preamble. “Board” means the board of directors of the Company. “Business Day” means a day (other than a Saturday or Sunday) on which commercial banks in Texas are generally open for business. “Common Stock” is defined in the recitals.

2 “Company” is defined in the preamble. “EDGAR” is defined in Section 2.03(g). “Effectiveness Period” means the period beginning from and after the date the Shelf Registration Statement is declared or becomes effective until the earlier of (i) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in the Shelf Registration Statement or there are no longer any Registrable Securities outstanding, and (ii) the Termination Date. “Equity Securities” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred), (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of the issuing Person, and (iii) any and all warrants, rights (including conversion and exchange rights) and options to purchase any security described in clause (i) or (ii) above. Unless otherwise indicated, the term “Equity Securities” refers to Equity Securities of the Company. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder. “Holder” means a holder of any Registrable Securities. “Included Registrable Securities” is defined in Section 2.02(a). “Joinder” is defined in Section 2.09. “Launch Date” is defined in Section 2.02(b). “Legend Removal Documents” is defined in Section 2.10. “Lime Rock” is defined in the preamble. “Lime Rock Party” is defined in the preamble. “Lock-up Period” is defined in Section 2.08. “Losses” is defined in Section 2.06(a). “LRRA” is defined in the preamble. “LRRC” is defined in the preamble. “Managing Underwriter(s)” means, with respect to any Underwritten Offering or Overnight Underwritten Offering, the book running lead manager or managers of such Underwritten Offering or Overnight Underwritten Offering. “Maximum Number of Securities” is defined in Section 2.02(c). “Other Holders” is defined in Section 2.02(c).

3 “Opt-Out Notice” is defined in Section 2.02(a). “Overnight Underwritten Offering” is defined in Section 2.02(b). “Permitted Transfer” is defined in Section 2.09. “Permitted Transferee” is defined in Section 2.09. “Person” means an individual or any corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture or any other organization or entity, whether or not a legal entity. “Piggyback Notice” is defined in Section 2.02(a). “Piggyback Offering” is defined in Section 2.02(a). “Purchase Agreement” is defined in the recitals. “Registrable Securities” means: (i) any Common Stock received by Lime Rock in connection with the transactions contemplated by the Purchase Agreement, and (ii) any Equity Securities of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization. “Registration Expenses” is defined in Section 2.05(a). “Registration Statement” means any registration statement of the Company filed or to be filed with the SEC under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement. “Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. “SEC” means the U.S. Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder. “Selling Expenses” is defined in Section 2.05(a). “Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement. “Selling Holder Indemnified Persons” is defined in Section 2.06(a). “Shelf Registration Statement” is defined in Section 2.01(a). “Staff” means the staff of the SEC. “Stronghold” is defined in Section 2.02(c).

4 “Stronghold Holder” is defined in Section 2.02(c). “Stronghold OpCo” is defined in Section 2.02(c). “Stronghold RoyaltyCo” is defined in Section 2.02(c). “Stronghold RRA” is defined in Section 2.02(c). “Termination Date” is defined in Section 3.17. “Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks. “Underwritten Offering Filing” is defined in Section 2.02(a). “WKSI” means “well known seasoned issuer” as defined under Rule 405 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect). Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security when: (a) a Registration Statement covering such Registrable Security is effective and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security may be disposed of pursuant to any section of Rule 144 (or any successor rule or regulation to Rule 144 then in force) under the Securities Act; or (c) such Registrable Security is held by the Company or one of its subsidiaries; provided that any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities shall not be a Registrable Security. ARTICLE II REGISTRATION RIGHTS Section 2.01 Shelf Registration. (a) Shelf Registration. The Company shall (i) prepare and file promptly, but in any event, no later than the earlier of (A) the twenty-eighth (28th) day after the date hereof and (B) the fifth (5th) Business Day following the mailing of the Company’s definitive proxy statement on Schedule 14A for its 2025 annual stockholder meeting, a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time, including as permitted by Rule 415 under the Securities Act (or any similar provision then in force) with respect to all of the Registrable Securities (the “Shelf Registration Statement”) and (ii) use its reasonable best efforts to cause the Shelf Registration Statement to become effective as soon as reasonably practicable thereafter but in no event later than forty (40) days (or sixty (60) days, if the Shelf Registration Statement is on Form S-1) after the date of the initial filing of the Shelf Registration Statement in clause (i) above; provided, however, in the event of a review by the Staff, within five (5) Business Days of being informed by the Staff that the Staff have no further comments on the Shelf Registration Statement. (b) The Shelf Registration Statement shall be on Form S-3 (or any equivalent or successor form) under the Securities Act and, if the Company is a WKSI as of the filing date thereof, the Shelf Registration Statement shall be an automatic shelf registration statement that becomes effective upon filing with the SEC in accordance with Rule 462(e) or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for

5 resale of the Registrable Securities; provided, however, that if the Company has filed the Shelf Registration Statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form or forms, the Company shall (i) file a post-effective amendment to the Shelf Registration Statement converting such Registration Statement on Form S-1 to a Registration Statement on Form S-3 or any equivalent or successor form or forms, or (ii) withdraw the Shelf Registration Statement on Form S-1 and file a subsequent Shelf Registration Statement on Form S-3 or any equivalent or successor form or forms. The Shelf Registration Statement shall provide for the distribution or resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Shelf Registration Statement, and each Holder shall have the opportunity to object to any information pertaining to such Holder and the plan of distribution contained in such Shelf Registration Statement and the Company shall make the revisions or corrections reasonably requested by any such Holder prior to filing the Shelf Registration Statement. Subject to Section 2.01(c), the Company shall use its reasonable best efforts to cause the Shelf Registration Statement to remain effective under the Securities Act during the Effectiveness Period and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available for the resale of all the Registrable Securities by the Holders. The Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) shall comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As soon as practicable following the date of effectiveness of such Shelf Registration Statement, but in any event within three (3) Business Days of such date, the Company will notify the Holders of the effectiveness of such Shelf Registration Statement. (c) Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to (x) all Holders, delay the filing of the Shelf Registration Statement or (y) any Selling Holder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement but such Selling Holder may settle any contracted sales of Registrable Securities), if the Company (i) is pursuing an acquisition, merger, tender offer, reorganization, disposition or other similar transaction and the Board determines in good faith that its ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Shelf Registration Statement, or (ii) has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Board would materially adversely affect the Company; provided, however, in no event shall (A) such filing of the Shelf Registration Statement be delayed under clause (i) or (ii) of this Section 2.01(c) more than once and for a period that exceeds forty- five (45) days; or (B) such Selling Holders be suspended under clauses (i) or (ii) of this Section 2.01(c) from selling Registrable Securities pursuant to the Shelf Registration Statement more than two times in a twelve-month period or for a period that exceeds an aggregate of forty-five (45) days in any 90-day period or seventy-five (75) days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement. If the Company exercises its suspension rights under this Section 2.01(c), then, during such suspension period, the Company shall not engage in any transaction involving the offer, issuance, sale or purchase of Equity Securities (whether for the benefit of the Company or a third Person), except transactions involving (I) the issuance or purchase of Equity Securities as contemplated by the Company’s employee benefit plans or employee or director arrangements, or (II) the issuance of Equity Securities to a seller as consideration for, or to a third party in order to finance or partially finance, the transaction specified under clause (i) of this Section 2.01(c) that was the basis for which the suspension rights under this Section 2.01(c) were exercised.

6 Section 2.02 Piggyback Rights. (a) Participation. Except as provided in Section 2.02(b), if at any time during the Effectiveness Period, the Company proposes to file (i) a shelf registration statement other than the Shelf Registration Statement (in which event the Company covenants and agrees to include thereon a description of the transaction under which the Holders acquired the Registrable Securities), (ii) a prospectus supplement to an effective shelf registration statement, other than the Shelf Registration Statement contemplated by Section 2.01(a), or (iii) a registration statement, other than a shelf registration statement and excluding a registration statement on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto), in the case of each of clauses (i), (ii) or (iii), for the sale of Common Stock in an Underwritten Offering or Overnight Underwritten Offering for its own account and/or the account of another Person, then as soon as practicable but not less than ten (10) Business Days (or two (2) Business Days in the case of an Overnight Underwritten Offering) prior to the filing of (A) any preliminary prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act, (B) the prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act (if no preliminary prospectus supplement is used) or (C) such registration statement (other than a Shelf Registration Statement), as the case may be (an “Underwritten Offering Filing”), the Company shall give notice (including, but not limited to, notification by email) of such proposed Underwritten Offering (a “Piggyback Offering”) to the Holders and such notice shall offer the Holders the opportunity to include in such Underwritten Offering such number of shares of Common Stock (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that if the Company has been advised by the Managing Underwriter(s) in writing that the inclusion of Registrable Securities for sale for the benefit of the Selling Holders will have a material adverse effect on the price, timing or distribution of the Common Stock in the Underwritten Offering, then the amount of Registrable Securities to be offered for the accounts of Selling Holders shall be determined based on the provisions of Section 2.02(c). The notice required to be provided in this Section 2.02(a) to each Holder (the “Piggyback Notice”) shall be provided on a Business Day pursuant to Section 3.01. Each Holder shall then have five (5) Business Days (or two (2) Business Days in the case of an Overnight Underwritten Offering) after the date on which such Holder received the Piggyback Notice to request inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Board shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Selling Holders and (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in any Underwritten Offering, Overnight Underwritten Offering or Piggyback Offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering. Notwithstanding the foregoing, any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder, the Company shall not deliver any notice to such Holder pursuant to this Section 2.02(a), unless such Opt-Out Notice is revoked in writing (email suffices) by such Holder. (b) Overnight Underwritten Offering Piggyback Rights. If, at any time during any Effectiveness Period, the Company proposes to file an Underwritten Offering Filing and such Underwritten Offering is expected to be launched (the “Launch Date”) after the close of trading on one trading day and

7 priced before the open of trading on the next succeeding trading day (such execution format, an “Overnight Underwritten Offering”), then no later than one (1) Business Day after the Company engages one or more Managing Underwriter(s) for the proposed Overnight Underwritten Offering, the Company shall notify (including, but not limited to, notice by email) the Holders of the pendency of the Overnight Underwritten Offering and such notice shall offer the Holders the opportunity to include in such Overnight Underwritten Offering such number of Registrable Securities as each such Holder may request in writing within two (2) Business Days after such Holder receives such notice. Notwithstanding the foregoing, if the Company has been advised by the Managing Underwriter(s) in writing that the inclusion of Registrable Securities in the Overnight Underwritten Offering for the accounts of the Selling Holders is likely to have a material adverse effect on the price, timing or distribution of the Common Stock being offered in such Overnight Underwritten Offering, then the amount of Registrable Securities to be included in the Overnight Underwritten Offering for the accounts of Selling Holders shall be determined based on the provisions of Section 2.02(c). If, at any time after giving written notice of its intention to execute an Overnight Underwritten Offering and prior to the closing of such Overnight Underwritten Offering, the Company determines for any reason not to undertake or to delay such Overnight Underwritten Offering, the Company shall give written notice of such determination to the Selling Holders and, (i) in the case of a determination not to undertake such Overnight Underwritten Offering, shall be relieved of its obligation to sell any Registrable Securities held by the Selling Holders in connection with such abandoned or delayed Overnight Underwritten Offering, or (ii) in the case of a determination to delay such Overnight Underwritten Offering, shall be permitted to delay offering any Registrable Securities held by the Selling Holders for the same period as the delay of the Overnight Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Overnight Underwritten Offering by giving written notice to the Company of such withdrawal at least one (1) Business Day prior to the expected Launch Date. Notwithstanding the foregoing, any Holder may deliver an Opt-Out Notice to the Company requesting that such Holder not receive notice from the Company of any proposed Overnight Underwritten Offering and, following receipt of such an Opt-Out Notice from a Holder, the Company shall not deliver any notice to such Holder pursuant to this Section 2.02(b), unless such Opt-Out Notice is revoked by such Holder. (c) Priority of Rights. In connection with an Underwritten Offering and Overnight Underwritten Offering contemplated by Section 2.02(a) and Section 2.02(b), respectively, if the Managing Underwriter(s) of any such Underwritten Offering or Overnight Underwritten Offering, as the case may be, advises the Company that the total amount of Common Stock that the Selling Holders and any other Persons intend to include in such Underwritten Offering or Overnight Underwritten Offering exceeds the number that can be sold in such Underwritten Offering or Overnight Underwritten Offering without being likely to have a material adverse effect on the price, timing or distribution of the Common Stock offered in such Underwritten Offering or Overnight Underwritten Offering, as the case may be, or the market for the Common Stock, then the Common Stock to be included in such Underwritten Offering or Overnight Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter(s) advise the Company can be sold without having such adverse effect (such maximum number of shares of Common Stock, the “Maximum Number of Securities”), with such number to be allocated (i) first, to the Company, (ii) second, pro rata among all Persons holding superior rights of registration (the “Stronghold Holder”) pursuant to that certain Registration Rights Agreement, dated August 31, 2022 (the “Stronghold RRA”) by and among the Company, Stronghold Energy II Operating, LLC, a Delaware limited liability company (“Stronghold OpCo”), and Stronghold Energy II Royalties, LP, a Delaware limited partnership (“Stronghold RoyaltyCo”, together with Stronghold OpCo, collectively, “Stronghold”), (iii) third, pro rata among the Selling Holders and (iv) fourth, pro rata among holders of any other securities of the Company having rights of registration (the “Other Holders”) who have requested participation in such Underwritten Offering or Overnight Underwritten Offering. The pro rata allocations for each such Selling Holder, Stronghold Holder or Other Holder shall be (A) based on the percentage derived by dividing (1) the number of shares of Common Stock (or other securities) that such

8 Selling Holder, Stronghold Holder or such Other Holder has requested be included in such Underwritten Offering or Overnight Underwritten Offering by (2) the aggregate number of shares of Common Stock (or other securities) that all Selling Holders, Stronghold Holders and all Other Holders have requested be included in such Underwritten Offering or Overnight Underwritten Offering or (B) as otherwise agreed by such Selling Holder, Stronghold Holder or Other Holder, as applicable. (d) Notwithstanding anything in this Section 2.02 to the contrary, no Holder shall have any right to include any Common Stock in any offering by the Company of Common Stock executed pursuant to any “at the market” program that the Company may have in effect from time to time on or after the date of this Agreement. Section 2.03 Sale Procedures. In connection with its obligations under this Article II, the Company shall, as expeditiously as possible: (a) prepare and file with the SEC such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to cause the Shelf Registration Statement to be effective and to keep the Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement; (b) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering or Overnight Underwritten Offering from the Shelf Registration Statement and the Managing Underwriter(s) at any time shall notify the Company in writing that, in the good faith judgment of such Managing Underwriter(s), inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering or Overnight Underwritten Offering of such Registrable Securities, the Company shall use its commercially reasonable efforts to include such information in such a prospectus supplement; (c) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC other than annual or quarterly reports on Form 10-K or 10-Q, respectively, current reports on Form 8-K or proxy statements; provided, however, that such reports or proxy statements shall be provided at least two Business Days prior to filing in connection with an Underwritten Offering or Overnight Underwritten Offering), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Shelf Registration Statement or such other Registration Statement or supplement or amendment thereto, and (ii) such number of copies of the Shelf Registration Statement or such other Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in writing (email suffices) in order to facilitate the public sale or other disposition of the Registrable Securities covered by the Shelf Registration Statement or such other Registration Statement; (d) if applicable, use its reasonable best efforts to register or qualify the Registrable Securities covered by the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering or Overnight Underwritten Offering, the Managing Underwriter(s) shall reasonably request, except that the Company will not be required to qualify generally to transact

9 business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject; (e) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Shelf Registration Statement or any other Registration Statement contemplated by this Agreement, when the same has become effective; and (ii) the receipt of any written comments from the SEC with respect to any filing referred to in clause (i) above and any written request by the SEC for amendments or supplements to the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement or any prospectus or prospectus supplement thereto (with copies of any and all such correspondence); (f) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of: (i) the happening of any event as a result of which, the prospectus or prospectus supplement contained in the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) the issuance or threat of issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances then existing, and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto; (g) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders (which may be satisfied by making such information available on the SEC’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) or any successor system to EDGAR), as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; (h) cause all such Registrable Securities covered by such Shelf Registration Statement to be listed on the current exchange on which Common Stock is traded as of the date hereof or each securities exchange or nationally recognized quotation system on which the Common Stock is listed or quoted in the future; (i) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities; (j) provide a transfer agent and registrar for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement;

10 (k) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities; (l) if reasonably required by the Company’s transfer agent, use its commercially reasonable efforts to promptly (and in no more than one (1) Business Day) deliver any customary authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to transfer such Registrable Securities without legend, in accordance with applicable law, upon sale by the Holder of such Registrable Securities under the Registration Statement; and (m) take such other actions as are reasonably necessary in order to effect the registration of and facilitate the disposition of such Registrable Securities. Notwithstanding anything to the contrary in this Section 2.03, the Company will not name a Holder as an underwriter (as defined in Section 2(a)(11) of the Securities Act) in any Registration Statement without such Holder’s consent. If the Company determines, upon advice of counsel, that the Company is required to name any Holder as an underwriter (as defined in Section 2(a)(11) of the Securities Act), and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the applicable Registration Statement and the Company shall have no further obligations hereunder with respect to Registrable Securities held by such Holder with respect to such Registration Statement unless such Holder has not had an opportunity to conduct customary underwriter’s due diligence with respect to the Company at the time such Holder’s consent is sought. Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in Section 2.03(e), shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.03(e) or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will, or will request the Managing Underwriter(s), if any, to deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Section 2.04 Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in any Registration Statement or Underwritten Offering if such Holder has failed to timely furnish such information which the Company determines, after consultation with counsel, is reasonably required for any registration statement or prospectus supplement thereto, as applicable, to comply with the Securities Act. Section 2.05 Expenses. (a) Certain Definitions. The term “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Shelf Registration Statement, an Underwritten Offering or Overnight Underwritten Offering covered under this Agreement, and/or the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE American, New York Stock Exchange or other national securities exchange fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, Inc., fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to

11 such performance and compliance, and fees and expenses of one counsel engaged by the Holders, not to exceed $25,000, in connection with the registration of the Registrable Securities on the initial Shelf Registration Statement; provided, however, that “Registration Expenses” shall not include any Selling Expenses. Except as otherwise provided in this Section 2.05 and Section 2.06, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder. The term “Selling Expenses” means all (i) transfer taxes allocable to the sale of the Registrable Securities, and (ii) commissions and discounts of brokers, dealers and underwriters. (b) Expenses. The Company will pay all Registration Expenses as determined in good faith, including, in the case of a Piggyback Offering, whether or not any sale is made pursuant to the Shelf Registration Statement. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of Registrable Securities hereunder. Section 2.06 Indemnification. (a) By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, to the extent permitted by applicable law, the Company will indemnify and hold harmless each Selling Holder thereunder, its respective directors and officers and each underwriter pursuant to the applicable underwriting agreement with such underwriter and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act and its directors and officers (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’, accountants’ and experts’ fees and expenses (whether involving a third party claim or a claim solely among parties hereto and/or Selling Holder Indemnified Persons)) (collectively, “Losses”), joint or several, to which such Selling Holder or underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading or arise out of or are based upon a Selling Holder being deemed to be an “underwriter,” as defined in Section 2(a)(11) of the Securities Act, in connection with the registration statement in respect of any registration of the Company’s securities, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings (whether involving a third party claim or a claim solely among parties hereto and/or Selling Holder Indemnified Persons); provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing expressly for use in the Shelf Registration Statement or such other registration statement or prospectus supplement, as applicable. (b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act against any Losses to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement or any prospectus contained therein or any amendment or supplement thereof relating to the Registrable Securities; provided, however, that the liability

12 of each Selling Holder will be limited to the net proceeds actually received by such Selling Holder (net of Selling Expenses) from the sale of the Registrable Securities pursuant to such Shelf Registration Statement. (c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but such indemnified party’s failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party other than under this Section 2.06, except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.06 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of one (1) such separate counsel (firm) and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party. (d) Contribution. If the indemnification provided for in this Section 2.06 is held by a court or government agency of competent jurisdiction to be unavailable to the Company or any Selling Holder or is insufficient to hold it harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses as between the Company, on the one hand, and such Selling Holder, on the other hand, in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of such Selling Holder, on the other, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall a Selling Holder be required to contribute an aggregate amount in excess of the net proceeds actually received by such Selling Holder (net of Selling Expenses) from the sale of the Registrable Securities pursuant to such Shelf Registration Statement. The relative fault of the Company, on the one hand, and each Selling Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this Section 2.06(d) (whether

13 involving a third party claim or a claim solely among parties hereto and/or Selling Holder Indemnified Persons). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation. (e) Other Indemnification. The provisions of this Section 2.06 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise. Section 2.07 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to: (a) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 (or any successor rule or regulation to Rule 144 then in force) of the Securities Act; (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; (c) so long as a Holder owns any Registrable Securities, unless available electronically, furnish to such Holder forthwith upon written request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration; and (d) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 (or any successor rule or regulation to Rule 144 then in force) under the Securities Act. Section 2.08 Lock-Up. From the date hereof until the earlier to occur of (x) ninety (90) days after the date the initial Shelf Registration Statement is declared effective by the SEC and (y) the time when all Registrable Securities hereunder represent less than four percent (4%) of the Company’s then- outstanding Common Stock (the “Lock-Up Period”), each Holder agrees that it shall not offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such transfer, without, in each case, the prior written consent of the Company, which consent may be withheld in the Company’s sole discretion; provided, however, such Holder may, without the Company’s consent, transfer or assign any shares of Common Stock to any of its Affiliates (each such person, a “Permitted Transferee” and such transfer or assignment a “Permitted Transfer”); provided, further, that at the time of and as a condition to any Permitted Transfer, each Permitted Transferee shall execute a joinder to this Agreement agreeing to be bound by the terms hereof with respect to the Common Stock transferred or assigned in such Permitted Transfer. Notwithstanding the foregoing, each Holder may (a) sell shares of Common Stock purchased by

14 such Holder on the open market; and (b) transfer shares of Common Stock: (i) as a bona fide gift or gifts, or for bona fide estate planning purposes; (ii) by will or intestacy; (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust (for purposes of this Section 2.08, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin); (iv) to a partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests; (v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (b)(i) through (b)(iv) above; (vi) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement; and (vii) to any investment fund or other entity controlled or managed by the undersigned; provided, however, that in the case of any transfer pursuant to clauses (b)(i) through (b)(vii) above, such transfer shall not involve a disposition for value and each donee, devisee, transferee or distributee must sign and deliver a lock-up agreement to the Company substantially in the form of this Section 2.08 for a period not to exceed the Lock-Up Period. Section 2.09 Transfer or Assignment of Registration Rights. The rights to cause the Company to include Registrable Securities in a Shelf Registration Statement and the rights of a Holder hereunder may be transferred or assigned by any Holder to one or more Permitted Transferees of such Registrable Securities; provided that (a) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such Permitted Transferee and identifying the securities with respect to which such registration rights are being transferred or assigned; and (b) each such Permitted Transferee assumes in writing responsibility for its portion of the obligations of such Holder under this Agreement by executing a Joinder in the form attached hereto as Exhibit A (the “Joinder”). Section 2.10 Removal of Restrictive Legends. The restrictive legend on any Registrable Securities shall be removed if (i) such Registrable Securities are sold pursuant to an effective registration statement under the Securities Act, (ii) a registration statement covering the resale of such Registrable Securities is effective under the Securities Act and the applicable Holder delivers to the Company a representation and/or “will comply” letter, as applicable, certifying that, among other things, such Holder will only transfer such Registrable Securities pursuant to such effective registration statement and will, upon request following any lapse of effectiveness of such registration statement, cooperate with the Company to have any then-applicable restrictive legends reincluded on such Registrable Securities, (iii) such Registrable Securities may be sold by the applicable Holder free of restrictions without regard to Rule 144(b) under the Securities Act (i.e., such Holder is not an Affiliate of the Company, and has not been an Affiliate of the Company for the previous three months, and has satisfied the one-year holding period under Rule 144) or (iv) such Registrable Securities are being sold, assigned or otherwise transferred pursuant to Rule 144; provided that with respect to clause (ii), (iii) or (iv) above, the applicable Holder has provided all documentation and evidence as may reasonably be required by the Company or its transfer agent to confirm that the legend may be removed under applicable securities laws (the “Legend Removal Documents”). The Company shall cooperate with the applicable Holder covered by this Agreement to effect removal of the legend on such Registrable Securities pursuant to this Section 2.10 as soon as reasonably practicable after delivery of notice from such Holder that the conditions to removal are satisfied (together with any Legend Removal Documents). The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 2.10; provided, that the applicable Holder shall be responsible for all fees and expenses (including of counsel for such Holder) incurred by such Holder with respect to delivering the Legend Removal Documents.

15 ARTICLE III MISCELLANEOUS Section 3.01 Communications. All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if (a) personally delivered, (b) sent by nationally recognized overnight courier, (c) sent by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by email. Such notices and other communications must be sent to the following addresses or email addresses: if to the Company to: Ring Energy, Inc. 1725 Hughes Landing Blvd., Suite 900 The Woodlands, Texas 77380 Attention: Paul D. McKinney, Chief Executive Officer E-mail: pmckinney@ringenergy.com With copies (which shall not constitute notice) to: Jones & Keller, P.C. 1675 Broadway, 26th Floor Denver, Colorado 80202 Attention: Reid A. Godbolt Adam J. Fogoros E-mail: rgodbolt@joneskeller.com adamf@joneskeller.com If to Lime Rock to: Lime Rock Resources IV-A, L.P. Lime Rock Resources IV-C, L.P. 1111 Bagby St. 46th Floor Houston, Texas 77002 Attention: Mr. Eric Mullins Email: emullins@limerockresources.com And with copies to (which will not constitute notice): Lime Rock Resources IV-A, L.P. Lime Rock Resources IV-C, L.P. 1111 Bagby St. 46th Floor Houston, Texas 77002

16 Attention: Ms. Debra Sandefer Email: dsandafer@limerockresources.com Kirkland & Ellis LLP 609 Main Street, 47th Floor Houston, TX 77002 Attention: Christopher S.C. Heasley, P.C. Jonathan Strom Billy Vranish E-mail: christopher.heasley@kirkland.com jonathan.strom@kirkland.com billy.vranish@kirkland.com Kirkland & Ellis LLP 401 Congress Avenue, 25th Floor Austin, TX 78701 Attention: Jennifer Wu, P.C. E-mail: jennifer.wu@kirkland.com If to any Holder: at its address listed on the signature pages hereof or Joinder, if applicable; or to such other address or email address as the party to whom notice is to be given may have furnished to such other party in writing in accordance herewith. Any such communication shall be deemed to have been received (a) when delivered, if personally delivered, (b) the next Business Day after delivery, if sent by nationally recognized, overnight courier, (c) on the second Business Day following the date on which the piece of mail containing such communication is posted, if sent by first-class mail, or (d) on the date sent, if sent by email during normal business hours of the recipient or on the next Business Day, if sent by email after normal business hours of the recipient. Section 3.02 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving entity unless the surviving entity shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement except with respect to any rights or obligations pursuant to Section 2.02, and for that purpose references hereunder to “Registrable Securities” shall be deemed to include the common equity interests or other securities, if any, which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization, provided that, to the extent the Holders receive securities that are by their terms convertible into common equity interests of the issuer thereof, then any such common equity interests as are issued or issuable upon conversion of said convertible securities shall be included within the definition of “Registrable Securities.” Section 3.03 Assignment of Rights. All or any portion of the rights and obligations of the Holders under this Agreement may be transferred or assigned by the Holders only in accordance with Section 2.09. Subject to Section 3.02, the Company may transfer or assign any portion of its rights and obligations under this Agreement without the consent of the Holders.

17 Section 3.04 In-Kind Distributions. If any Holder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its respective direct or indirect equityholders, the Company will use commercially reasonable efforts to cooperate with the foregoing Persons to facilitate such in-kind distribution in the manner reasonably requested and consistent with the Company’s obligations under the Securities Act. Section 3.05 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have. Section 3.06 Recapitalization, Exchanges, Etc. Affecting the Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement. Section 3.07 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature, Adobe Portable Document Format (PDF) or DocuSign or other electronic means and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Section 3.08 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Section 3.09 Governing Law; Jurisdiction; Service of Process; Jury Waiver. This Agreement and any claim, controversy or dispute arising under or related to this Agreement or the transactions contemplated by this Agreement or the rights, duties and the legal relations among the parties shall be governed and construed in accordance with the laws of the State of Texas, excluding any conflicts of law rule or principle that might refer construction of such provisions to the laws of another jurisdiction except for any matters related to real property which shall be governed by the laws of the state where such real property is located. The parties consent to the exercise of jurisdiction in personam by the federal courts of the United States located in Houston, Texas or the state courts located in Houston, Texas for any action arising out of this Agreement, any transaction documents or any transaction contemplated by this Agreement or any transaction documents. All actions or Proceedings with respect to, arising directly or indirectly in connection with, out of, related to, or from this Agreement, any transaction documents or any transaction contemplated by this Agreement or any transaction documents shall be exclusively litigated in such courts described above having sites in Houston, Texas and each party irrevocably submits to the jurisdiction of such courts solely in respect of any Proceeding arising out of or related to this Agreement. Each party voluntarily, intentionally and irrevocably waives, to the fullest extent permitted by applicable Legal Requirements, any right it may have to a trial by jury in respect of any action, suit or Proceeding arising out of or relating to this Agreement, any transaction documents or any transaction contemplated under this Agreement or any transaction document. The parties further agree, to the extent permitted by law, that a final and nonappealable judgment against a party in any action or Proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States

18 by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment. To the extent that a party or any of its Affiliates has acquired, or hereafter may acquire, any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such party (on its own behalf and on behalf of its Affiliates) irrevocably (i) waives such immunity in respect of its obligations with respect to this Agreement and (ii) submits to the personal jurisdiction of any court described in this Section 3.09. Section 3.10 Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. Section 3.11 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction. Section 3.12 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter. Section 3.13 Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the then-outstanding Registrable Securities. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision. Section 3.14 No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel. Section 3.15 Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Holders (and their transferees or assignees) and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, as such, for any obligations of a Holder under this Agreement or for any claim based on, in respect of or by reason of such obligation or its creation.

19 Section 3.16 Further Assurances. The Company and each of the Holders shall cooperate with each other and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement. Section 3.17 Termination of Registration Rights. This Agreement shall terminate with respect to each individual Holder, and such Holder and the Company shall have no further rights or obligations hereunder on the earlier of (a) the second anniversary of the date hereof; or (b) on such date on which (i) such individual Holder, together with its Affiliates, owns less than one percent (1%) of the Company’s then-outstanding Common Stock, or (ii) all Registrable Securities owned by such Holder may be sold without restriction pursuant to Rule 144 (or any similar provision) under the Securities Act with no volume, manner of sale or other restrictions or limitations (the “Termination Date”). [Signature pages follow]

[Signature Page to Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written. LIME ROCK RESOURCES IV-A, L.P. By: Lime Rock Resources IV-A GP, LLC Its: General Partner By: Lime Rock Resources GP IV, L.P. Its: Sole Member By: LRR GP IV, LLC Its: General Partner By: /s/ Eric Mullins Eric Mullins Chairman and Chief Executive Officer LIME ROCK RESOURCES IV-C, L.P. By: Lime Rock Resources IV-C GP, LLC Its: General Partner By: Lime Rock Resources GP IV, L.P. Its: Sole Member By: LRR GP IV, LLC Its: General Partner By: /s/ Eric Mullins Eric Mullins Chairman and Chief Executive Officer

[Signature Page to Registration Rights Agreement] RING ENERGY, INC. By: /s/ Paul D. McKinney Paul D. McKinney Chairman and Chief Executive Officer

22 EXHIBIT A FORM OF JOINDER AGREEMENT [DATE] The undersigned hereby absolutely, unconditionally and irrevocably agrees to be bound by the terms and provisions of that certain Registration Rights Agreement, dated as of March 31, 2025, by and among Ring Energy, Inc., a Nevada corporation, Lime Rock Resources IV-A, L.P., a Delaware limited partnership, and Lime Rock Resources IV-C, L.P., a Delaware limited partnership, and the Persons identified on Schedule I thereto who become party thereto from time to time (the “Registration Rights Agreement”), and to join in the Registration Rights Agreement as a Holder with the same force and effect as if the undersigned were originally a party thereto. [Signature Page Follows]

23 IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date first written above. ____________________________________ Name: Address: ______________________________________ ______________________________________ ______________________________________